Exhibit 10.45


                             FORM OF

                   Name:  (Name of Director)

                   Grant Date: _______________

                     STOCK OPTION AGREEMENT

    PURSUANT TO THE AMENDED AND RESTATED STOCK OPTION PLAN OF

                    CAPITAL ASSOCIATES, INC.


          The Board of Directors of Capital Associates, Inc. ("CAI" or the "Company") has determined that you (the "Optionee") are eligible and deserving of an award under the Amended and Restated Stock Option Plan of Capital Associates, Inc. (the "Plan"). This Agreement is subject to the terms of the Plan in all respects, and specific reference shall be made to the Plan in determining the Optionee's rights and obligations hereunder. If any provisions of this Agreement and the Plan conflict, the provisions of the Plan shall control. Capitalized terms, which are used herein and not otherwise defined, shall have the meanings set forth in the Plan.


          This Agreement is made by and between CAI and the Optionee as follows:

          1. Grant of Option. The Optionee is hereby granted, as of the date of this Agreement, an option to purchase the number of Shares set forth on Exhibit A hereto. Such Option is not intended to qualify as an Incentive Stock Option under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors may, from time to time, grant the Optionee one or more additional Options, each of which will be controlled by a separate Stock Option Agreement.

          2. Exercise Price. The exercise price pursuant to this Option will be the amount per Share set forth on Exhibit A hereto. The number of Shares and the exercise price per Share are subject to adjustment as provided in the Plan.

          3. Term. This Option shall have the term, subject to earlier termination as provided in the Plan, set forth on Exhibit A hereto.

          4. Exercise of Option. Subject to the provisions of this Stock Option Agreement and the Plan, this Option shall vest and become exercisable according to the schedule set forth on Exhibit A hereto. To the extent exercisable, this Option may be exercised in whole or in part and from time to time until fully exercised or until the Option expiration date set forth on Exhibit A or until this Option terminates under the Plan and this Stock Option Agreement. In no event, however, shall this Option be exercisable in whole or in part after the expiration of ten years from the date of grant.

          This Option may be exercised only by the Optionee during the Optionee's lifetime and, thereafter, as provided in the Plan. Neither this Option nor any portion thereof or interest therein may be sold, pledged, assigned or transferred in any manner otherwise than by will or by the laws of descent and distribution, and then only within the limitations set forth in the Plan.

          Exercise of this Option shall not be effective until the Committee has received written notice of exercise, specifying the number of whole Shares to be purchased. Such notice shall be accompanied by full payment of the aggregate purchase price for the number of Shares so purchased in cash, by cashier's check, certified check, bank draft or money order or, at the discretion of the Committee, through the delivery of Shares. Thereafter, a certificate or certificates representing the Shares so purchased shall, within a reasonable time, be issued in the Optionee's (or other proper purchasing party's) name and delivered to the Optionee (or other purchaser), subject to postponement of issuance under Section 9 of the Plan in order to permit compliance with applicable federal or state securities laws. Upon a partial exercise of this Option, this Agreement shall be automatically amended to reduce the number of Shares covered by this Option by the number of Shares so purchased without the necessity of the execution of a new agreement or a formal written amendment of this agreement.

          5. Certain Taxes. The Optionee authorizes the Company to withhold, in accordance with applicable law, from any compensation (whether salary, bonus or otherwise) payable to the Optionee any taxes required to be withheld by any federal, state or local law or regulation as a result of the exercise of this Option. In this regard, the Optionee acknowledges and agrees that the determination by the Committee of the Fair Market Value of any Shares on the date of exercise of this Option shall be final and conclusive in all respects.

          6. Transfer of Shares. The Optionee agrees that the Shares acquired upon exercise of this Option shall be acquired for his or her own account for investment purposes only and not with a view to any distribution or public offering thereof within the meaning of the Securities Act of 1933 (the "Act") or other applicable securities laws. If the Board so determines, any stock certificates issued upon exercise of this Option shall bear a legend to the effect that the Shares have been so acquired. The Company shall not be required to bear any expenses of compliance with the Act, other applicable securities laws or the rules and regulations of any national securities exchange or other regulatory authority in connection with the registration, qualification or transfer, as the case may be, of this Option or any Shares acquired upon the exercise thereof. The foregoing restrictions on the transfer of the Shares shall not apply if (a) the Company shall have been furnished with a satisfactory opinion of counsel to the effect that such transfer will be in compliance with the Act and other applicable securities laws, or (b) the Shares shall have been duly registered in compliance with the Act and other applicable securities laws.

          The Optionee agrees that, upon any sale of Shares acquired pursuant to exercise of that portion of this Option constituting an Incentive Stock Option within two years from the date of grant of this Option or within one year after transfer of such Shares to the Optionee's ownership, then the Optionee shall immediately notify the Company in writing of such disposition and the amount realized by the Optionee upon such disposition.

          7. Transfer and Repurchase Restrictions. All Shares received upon exercise of an Option shall be subject to the following restrictions:

               (a) Transfer Restrictions. All Shares received upon exercise of an Option shall be subject to the Share Transfer Restrictions set forth on Exhibit A hereto.

               (b) Repurchase Rights. The Company shall have the right, and the Optionee hereby acknowledges the right of the Company, to repurchase the Optionee's Shares upon the termination of the Optionee's relationship as a director of the Company for any reason (a "Termination"). The Company's repurchase option shall be exercisable at a price equal to Fair Market Value, as determined on the date of termination subject to adjustment as described in "Termination" set forth in Exhibit A hereto. The Optionee shall, immediately upon the later of (i) receipt of Shares, or (ii) the occurrence of a Termination, surrender to the Company certificates for all Shares properly endorsed or with a separate stock power properly executed. The Company shall have ten (10) days from the date of surrender of the certificates within which to exercise its option to repurchase such Shares. The repurchase option shall be exercised by the Company by giving written notice of exercise to the Optionee within such ten (10) day period. Upon exercise of its option pursuant to this subparagraph (b), the Company shall pay in cash the purchase price for the Shares within forty-five (45) days following the surrender of the stock certificates. The Company shall return to you that portion of the Shares with respect to which it does not elect to exercise its repurchase option or as to which the right is forfeited by lapse of time.

               (c) Legends. The Company may legend the stock certificates evidencing Shares acquired pursuant to the Plan in a manner that is the same or similar to the following: "The Shares of stock evidenced by this certificate are subject to certain repurchase restrictions, which are imposed by that certain instrument entitled Amended and Restated Stock Option Plan of
Capital Associates, Inc.   A copy of the Plan is on file at the principal
office of the Company."

          8. Acceptance of Stock Option Agreement and the Plan. The Optionee hereby approves and accepts the terms, conditions, and provisions of this Stock Option Agreement and the Plan and agrees to be bound hereby and thereby, and further agrees that his or her executors, administrators, heirs, successors, and assigns shall be bound hereby and thereby. Without limitation of the foregoing, the Optionee hereby agrees, individually and for his or her executors, administrators, heirs, successors, and assigns, that all decisions or interpretations of the Committee or its duly authorized representatives with regard to any and all aspects of the Plan and the administration thereof shall be binding, conclusive, and final.

          9. Previously Granted Stock Options and Stock Awards. In consideration of the grant of this Stock Option, the Optionee hereby agrees that all stock options, stock awards and all Shares obtained by reason of the exercise of stock options and stock awards granted to the Optionee by the Company on or before the date of this Stock Option Agreement shall be subject, in full, to the limitations and restrictions set forth in Section 7 above.

          10. Address for Notices. The parties hereto designate as the respective addresses for the receipt of any notice under this Stock Option Agreement or the Plan the addresses set forth below their signatures on this Stock Option Agreement.

          11. Conformity With the Plan. This Stock Option is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this agreement, you acknowledge your receipt of the Plan and agree to be bound by all of the terms of the Plan. All definitions stated in the Plan shall apply to this agreement.

          12. Use of Services; Successors. Nothing herein confers any right or obligation on the Optionee to continue rendering services to the Company or shall affect in any way the Optionee's right or the right of the Company, as the case may be, to terminate the Optionee's services at any time.

          13. Entire Agreement. This agreement constitutes the entire understanding between the Optionee and the Company, and supersedes all other agreements, whether written or oral, with respect to the acquisition by the Optionee of his/her Stock Option and/or Shares.


Executed as of

CAPITAL ASSOCIATES, INC.:          OPTIONEE:  (Director's Name)



By:  /s/Dennis J. Lacey           By:___________________________
     --------------------------
     Dennis J. Lacey
Title:  President, Chief Executive
        Officer

Address:  7175 W. Jefferson Ave.   Address:
          Lakewood, CO  80235


                             FORM OF

                            EXHIBIT A

                     STOCK OPTION AGREEMENT

                   Dated as of ______________


Name of Optionee:           (Director's Name)

Status with the Company:    Employee     ___
                            Director      X
                            Other   ___

Date of Grant of Option:    _______________

Type of Option Granted:     Incentive Stock Options:  None

                            Non-qualified Stock Options: All
                            Options granted hereunder

Number of Shares Covered
  by the Option:            (a) 15,000 Shares ("Annual Grants");
                            and

                            (b) up to an additional 25,000 Shares
                            for fiscal year 1994 ("Incentive
                            Grants") on the basis of one Share for
                            each dollar of consulting or oversight
                            fees billed to the Company during
                            fiscal year 1994; the quarterly
                            retainer shall be included in the
                            definition of consulting or oversight
                            fees, but Board meeting fees, and
                            related out-of-pocket expenses, will
                            not be included.  Incentive Grant
                            Shares that do not "vest" during any
                            fiscal year according to the formula
                            in the preceding sentence shall be
                            forfeited.  The Company shall notify
                            the Optionee within 60 days after the
                            end of fiscal year 1994 of the total
                            number of Option Shares that have
                            "vested" during fiscal year 1994, and
                            the Company shall prepare an addendum
                            to this Exhibit A setting forth such
                            vested shares.  The addendum, after
                            execution by the Optionee and the
                            Company, shall become a part of, and
                            be incorporated into, this Exhibit A,
                            as amended from time to time.

Option Exercise Per Share:  $1.0625 per Share

Term of Option:             Ten years from the Grant Date

Vesting Schedule:           This Option shall be exercisable as
                            follows:

          - 15,000 Shares pursuant to the Annual Grants for the first time on or after May 31, 1994, provided that Optionee is a director on May 31, 1994; and

          - up to 25,000 Shares pursuant to the Incentive Grants for the first time on or after May 31, 1994, provided that Optionee is a director on May 31, 1994.

Termination:                  If Optionee ceases to be a director
                              of the Company, Optionee will
                              forfeit all unvested options held on
                              the date of termination (other than
                              termination by reason of death or
                              disability) as a director.  If
                              termination of the Optionee's
                              directorship is for cause, the
                              Optionee shall forfeit all
                              unexercised options (whether or not
                              such options are vested) and the
                              Company shall have the right to
                              repurchase all Shares held by the
                              Optionee upon exercise of stock
                              options granted under this Agreement
                              for an amount equal to the exercise
                              price paid by Optionee for such
                              Shares.

Share Transfer Restrictions:  For as long as Optionee is an
                              "Affiliate" of the Company, Optionee
                              is subject to the share transfer
                              restrictions of Rule 144 under the
                              Securities Act of 1933.  Optionee is
                              urged to consult his own personal
                              advisors with respect to the
                              securities law consequences related
                              to selling his Shares.


Entire Agreement:             This Exhibit A to Stock Option
                              Agreement, the Stock Option
                              Agreement to which this Exhibit A is
                              attached, and any and all addenda
                              attached hereto, constitute the
                              entire understanding between the
                              Optionee and the Company, and
                              supersede all prior written
                              agreements and all other oral
                              agreements with respect to the
                              acquisition by the Optionee of his
                              Stock Options and/or Stock Option
                              Shares.

CAPITAL ASSOCIATES, INC.:          OPTIONEE:


By:____________________________    ___________________________
   Dennis J. Lacey                 (Directors's Name)

Title:  President and Chief
        Executive Officer